                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gary E. Costley, John E. Byom and Frank W. Bonvino, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of 1,000,000 shares of Common Stock of International Multifoods Corporation pursuant to the 1997 Stock-Based Incentive Plan of International Multifoods Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed on the 28th day of March, 2002, by the following persons:



SIGNATURE                                            TITLE



/s/ GARY E. COSTLEY                  Chairman of the Board and
----------------------------------   Chief Executive Officer
Gary E. Costley, Ph.D.               (Principal Executive Officer)
                                     and Director


/s/ JOHN E. BYOM                     Vice President, Finance and
----------------------------------   Chief Financial Officer
John E. Byom                         (Principal Financial Officer)


/s/ DENNIS R. JOHNSON                Vice President and Controller
----------------------------------   (Principal Accounting Officer)
Dennis R. Johnson


/s/ CLAIRE L. ARNOLD                 Director
----------------------------------
Claire L. Arnold


/s/ JAMES M. JENNESS                 Director
----------------------------------
James M. Jenness


/s/ NICHOLAS L. REDING               Director
----------------------------------
Nicholas L. Reding

/s/ JACK D. REHM                     Director
----------------------------------
Jack D. Rehm


/s/ LOIS D. RICE                     Director
----------------------------------
Lois D. Rice


/s/ RICHARD K. SMUCKER               Director
----------------------------------
Richard K. Smucker


/s/ DOLPH W. VON ARX                 Director
----------------------------------
Dolph W. von Arx